UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)     November 17, 2004
                                                      -------------------------

                        DaimlerChrysler Auto Trust 2004-C
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             (Exact name of registrant as specified in its charter)


    State of Delaware               333-75942-09               applied for
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(State of other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)            Identification No.)


   Chase Manhattan Bank USA, National Association, as owner trustee,
       500 Stanton Christiana Rd., Fl 3 / OPS4, Newark, Delaware        19713
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          (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code      (302) 552-6279
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Section 8 Other Events

         Item 8.01.  Other Events.
                     ------------

         On November 17, 2004, DaimlerChrysler Auto Trust 2004-C (the "Issuer"), as issuer, and Citibank, N.A. ("Citibank"), as indenture trustee, entered into an indenture dated as of November 1, 2004 (the "Indenture"). On November 17, 2004, DaimlerChrysler Services North America LLC ("DCS"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Chase Manhattan Bank USA, National Association ("CMBUSA"), as owner trustee, entered into an amended and restated trust agreement dated as of November 1, 2004 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

         On November 17, 2004, DCS, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of November 1, 2004 (the "Sale and Servicing Agreement"). On November 17, 2004 the Issuer, DCS, as administrator, and Citibank, N.A., as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of November 1, 2004. On November 17, 2004, DCS, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of November 1, 2004 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10.1, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.


         Section 9.  Financial Statements and Exhibits.

         Item 9.01.  Financial Statements and Exhibits.
                     ---------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                       4.1        Indenture dated as of November 1, 2004

                       4.2 Amended and Restated Trust Agreement dated as of November 1, 2004.

                      10.1 Sale and Servicing Agreement dated as of November 1, 2004.

                      99.1        Administration Agreement dated as of
                                  November 17, 2004.


                      99.2        Purchase Agreement dated as of November 17,
                                  2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  DaimlerChrysler Services North America LLC, as Administrator



                  By:  /s/ B. C. Babbish
                       ---------------------------------
                       B. C. Babbish
                       Assistant Secretary



Date:  November 23, 2004

                                  EXHIBIT INDEX


Exhibit
  No.              Description of Exhibit
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4.1                Indenture dated as of November 1, 2004

4.2                Amended and Restated Trust Agreement dated as of November 1,
                   2004.

10.1               Sale and Servicing Agreement dated as of November 1, 2004.

99.1               Administration Agreement dated as of November 1, 2004.

99.2               Purchase Agreement dated as of November 1, 2004